                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2002
                                                         ----------------


                            VIISAGE TECHNOLOGY, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                000-21559                    04-3320515
 -----------------------------------------------------------------------------
(State or other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)           File Number)              Identification No.)

               30 Porter Road, Littleton, MA                     01460
       ----------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code:  978-952-2200
                                                            ----------------

ITEM 5. Other Events.

     Viisage Technology, Inc. (the "Company") executed an Asset Purchase Agreement, dated as of January 10, 2002, under which the Company will acquire the facial recognition business of Lau Acquisition Corp. d/b/a Lau Technologies ("Lau"), including technology, patents, contracts, distribution channels, and certain employees. In return, we will assume certain liabilities with respect to that business and pay Lau a royalty of 3.1% of our facial recognition revenues over the next 12-1/2 years, up to a maximum of $27.5 million. In addition, we will enter into consulting agreements with Joanna Lau, Chairman and Chief Executive Officer of Lau, and Denis Berube, Chief Operating Officer of Lau and a director of the Company.

     Lau is the beneficial owner of approximately 32% of the Company's outstanding common stock.

     We have received an opinion from Windsor Group Securities, LLC that this transaction is fair to us and our stockholders from a financial point of view. A copy of that opinion is attached as an exhibit to this Report on Form 8-K, and incorporated herein by reference.

     A copy of the Asset Purchase Agreement and related agreements and the Consulting Agreements with Ms. Lau and Mr. Berube are also included as exhibits to this Report on Form 8-K and are incorporated by reference into this Report.

     We did not deem this acquisition to involve a "significant" amount of assets for purposes of reporting under Item 2 of Form 8-K or for purposes of filing financial statments for the acquired business.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.             Description of Exhibit
-----------             ----------------------

10.1 Asset Purchase Agreement dated as of January 10, 2002, by and between the Company and Lau Acquisition Corp. d/b/a Lau Technologies

10.2 Consulting Agreement dated as of January 10, 2002, by and between the Company and Denis Berube

10.3 Consulting Agreement dated as of January 10, 2002, by and between the Company and Joanna Lau

10.4 Bill of Sale between the Company and Lau Acquisition Corp. dated as of January 10, 2002

10.5          Assumption Agreement by the Company dated as of January 10, 2002

10.6 Intellectual Property Assignment Agreement between the Company and Lau Acquisition Corp. dated as of January 10, 2002

99.1          Fairness Opinion of Windsor Group Securities, LLC, dated January
              9, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIISAGE TECHNOLOGY, INC.
                                      ----------------------------
                                                      Registrant

                                      By: /s/ Thomas J. Colatosti
                                         ---------------------------------------
                                         Thomas J. Colatosti,
                                         President and Chief Executive Officer

Dated: January 25, 2002

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.             Description of Exhibit
-----------             ----------------------

10.1 Asset Purchase Agreement dated as of January 10, 2002, by and between the Company and Lau Acquisition Corp. d/b/a Lau Technologies

10.2 Consulting Agreement dated as of January 10, 2002, by and between the Company and Denis Berube

10.3 Consulting Agreement dated as of January 10, 2002, by and between the Company and Joanna Lau

10.4 Bill of Sale between the Company and Lau Acquisition Corp. dated as of January 10, 2002

10.5           Assumption Agreement by the Company dated as of January 10, 2002

10.6 Intellectual Property Assignment Agreement between the Company and Lau Acquisition Corp. dated as of January 10, 2002

99.1           Fairness Opinion of Windsor Group Securities, LLC, dated January
               9, 2002